Important Notice Regarding Change in Investment Policy and Name

TRANSAMERICA SERIES TRUST

Transamerica TSW International Equity VP

Supplement to the Currently Effective Prospectus and Summary Prospectus

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Effective on or about November 1, 2026, upon the recommendation of Transamerica Asset Management, Inc. (“TAM”), the Board of Trustees of Transamerica Series Trust has approved the termination of the investment sub-advisory agreement between TAM and Thompson, Siegel & Walmsley LLC (“TSW”) with respect to Transamerica TSW International Equity VP (the “portfolio”) and approved an amendment to the existing investment sub-advisory agreement between TAM and Great Lakes Advisors, LLC (“Great Lakes”) with respect to the portfolio. TAM will continue to serve as the portfolio’s investment manager.

In connection with the change to Great Lakes as sub-adviser, there will be changes to the portfolio’s: (i) name; (ii) investment objective, principal investment strategies (including its 80% investment policy) and principal investment risks; (iii) management fee and sub-advisory fee schedules; and (iv) expense limitation agreement. The portfolio will be renamed “Transamerica Great Lakes Advisors International Equity VP.” These changes will be effective with the change in sub-adviser. An information statement will be made available to investors which will provide certain information about the new sub-adviser, the terms of the new sub-advisory agreement and these related changes.

The portfolio’s current 80% investment policy is to invest, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. As reflected below, under the revised 80% policy, the portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities, including depositary receipts. Under the portfolio’s revised principal investment strategies, the portfolio will primarily invest in non-U.S. companies representing at least three countries that are developed markets, with a market capitalization of at least $1 billion at the time of purchase, as described further below. Implementation of these investment strategy changes is expected to result in portfolio turnover and attendant transaction costs, which will be borne by the portfolio.

Effective on or about November 1, 2026, the following information will supplement and supersede any contrary information contained in the Prospectus and Summary Prospectus, as applicable, concerning the portfolio.

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MANAGEMENT FEE REDUCTION:

TAM will receive compensation from the portfolio, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below:

First $2 billion	0.7275%
Over $2 billion up to $5 billion	0.69%
Over $5 billion up to $7 billion	0.68%
In excess of $7 billion	0.66%

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The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectus and Summary Prospectus will be deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Initial	Service
Management fees[1]	0.73%	0.73%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.09%	0.09%
Total annual fund operating expenses	0.82%	1.07%
[1]	Management fees have been restated to reflect a reduction in management fees effective November 1, 2026.

The “Example” table included in the Prospectus and Summary Prospectus will be deleted in its entirety and replaced with the following:

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Initial Class	$84	$262	$455	$1,014
Service Class	$109	$340	$590	$1,306

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INVESTMENT OBJECTIVE:

The portfolio’s investment objective will be as follows:

Seeks to provide competitive risk-adjusted returns relative to the benchmark over a full market cycle.

PRINCIPAL INVESTMENT STRATEGIES:

The portfolio’s principal investment strategies will be as follows:

Under normal circumstances, the portfolio seeks to achieve its investment objective by investing at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities, including depositary receipts.

The portfolio primarily invests in non-U.S. companies representing at least three countries that are developed markets, with a market capitalization of at least $1 billion at the time of purchase. The portfolio considers developed markets to be countries represented in the MSCI Europe, Australasia and Far East (“EAFE”) Index. The portfolio may invest up to 25% of its assets in securities in countries outside of the MSCI EAFE Index. The portfolio may invest up to 20% of its assets in emerging market companies. The portfolio considers emerging markets to be countries included within the MSCI Emerging Markets Index. The portfolio may invest in overseas companies with U.S. listings, as well as depositary receipts, such as American Depositary Receipts (“ADRs”), where the depositary receipt is held for regulatory reasons, such as foreign ownership restrictions, or for other reasons such as liquidity or the level of information available about the security or depositary receipt.

At times, the portfolio may invest a significant portion of its assets in a limited number of issuers, sectors or industries when investment opportunities are concentrated among those issuers, sectors or industries.

Although the portfolio generally seeks to maintain broad international exposure, market conditions, index composition, or the investment process may result in the portfolio investing a significant portion of its assets in issuers located in a limited number of countries or geographic regions.

The portfolio’s sub-adviser, Great Lakes Advisors, LLC (the “sub-adviser”), applies a bottom-up, fundamental research process that focuses on four criteria:

• Attractive valuation and return potential on an absolute and relative basis;

• Durable business models and franchises with earnings resiliency;

• Value creating management teams with positive incentives and appropriate governance; and

• Excellent and/or misunderstood balance sheets.

The portfolio construction process seeks to diversify risk exposures and mitigate downside risk, prioritizing stock selection as the primary driver of performance.

The sub-adviser utilizes this fundamental research process alongside a proprietary quantitative framework for idea generation and portfolio construction. Every company in the universe is evaluated in a multi-factor, sector-neutral model that is designed to be the analytical representation of our fundamental investment process. An independent quality score is assigned to each name to ensure a robust, heuristically unbiased, independent “check-and-challenge” to the fundamental process.

As part of the evaluation of a company, the sub-adviser may consider environmental, social, and corporate governance (“ESG”) factors in the investment process. The sub-adviser’s investment team seeks to identify material ESG factors that have the potential to impact a company’s financial performance, valuation, and risk/return. Governance is an explicit consideration in the sub-adviser’s investment process with an emphasis on incentives, alignment, and track record of shareholder-friendly capital allocation and value creation. Environmental and Social considerations are evaluated more implicitly; return on invested capital is the lynchpin of the sub-adviser’s valuation work, and the sub-adviser seeks to identify businesses with what they believe are attractive and sustainable returns on capital. A variety of ESG factors contribute to the sub-adviser’s analysis, both in terms of valuation upside and downside protection in risk management. What the sub-adviser deems to be material ESG matters are included in the team’s standard due diligence template for every potential investment. The sub-adviser’s ESG analysis is subjective and ESG factors are not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of a company outweigh ESG factors when making investment decisions.

The portfolio may utilize ETFs to efficiently manage large cash flows to maintain market exposure and for tax optimization. The portfolio may also utilize futures contracts to efficiently manage large cash flows to maintain market exposure.

PRINCIPAL RISKS:

The following will no longer be considered a principal risk of the portfolio: “Growth Stocks” risk.

The following will be added alphabetically as additional principal risks of the portfolio:

Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the portfolio has more contractual exposure to a counterparty.

Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

Derivatives –The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the portfolio to certain operational and legal risks. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.

Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations – The sub-adviser considers sustainability and/or ESG factors that it deems relevant, along with other factors and analysis, when sub-advising the portfolio. This usage of sustainability and/or ESG factors or criteria is sometimes referred to as “ESG integration.” The sub-adviser may consider sustainability and/or ESG factors on a meaningful portion of the portfolio’s investments. The sub-adviser may give little or no weight to sustainability and/or ESG factors for certain investments, and not every sustainability and/or ESG factor may be identified or evaluated for every investment. Consideration of sustainability and/or ESG factors is not determinative in the sub-adviser’s investment process, and the sub-adviser may conclude that other attributes of an investment outweigh sustainability and/or ESG considerations when making investment decisions. Applying sustainability and/or ESG factors as part of the portfolio’s security selection process may impact the sub-adviser’s investment decisions and may affect the portfolio’s exposure to risks associated with certain issuers, asset classes, industries and sectors. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across investment advisers (including sub-advisers) and third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries and sectors. The application of these factors could negatively impact the portfolio’s performance. Sustainability and ESG information from issuers and from third party data providers may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability or ESG characteristics. Regulation of sustainability and ESG investing in the U.S. and abroad is evolving. Regulatory changes with respect to ESG integration could impact the sub-adviser’s ability to consider sustainability and/or ESG criteria as part of its investment process.

Underlying Exchange-Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

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RECENT MANAGEMENT FEE CHANGES:

The following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectus:

Portfolio Name	Management Fees (as a percentage of the Portfolio’s average daily net assets)

	Current	Prior

Transamerica Great Lakes Advisors International Equity VP (effective November 1, 2026)	0.7275% of the first $2 billion 0.69% over $2 billion up to $5 billion 0.68% over $5 billion up to $7 billion 0.66% in excess of $7 billion

0.77% of the first $250 million

0.74% over $250 million up to $1 billion

0.72% over $1 billion up to $2 billion

0.69% over $2 billion up to $6 billion

0.68% over $6 billion up to $8 billion

0.66% in excess of $8 billion

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SUB-ADVISER:

The portfolio’s sub-adviser will be as follows:

Great Lakes Advisors, LLC is a wholly owned subsidiary of Wintrust Financial Corporation. Great Lakes Advisors, LLC has been registered as an investment adviser since 1981. As of December 31, 2025, Great Lakes Advisors, LLC had approximately $19.9 billion in total assets under management, including discretionary and nondiscretionary (model delivery) portfolios.

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PORTFOLIO MANAGER:

The portfolio manager will be as follows:

Name	Sub-Adviser	Positions Over Past Five Years

Ray Wicklander, III, CFA	Great Lakes Advisors, LLC

Portfolio Manager of the portfolio since 2026; Portfolio Manager on the Fundamental Equity Team for Great Lakes Advisors, LLC’s Strategic Large Cap Value and Global and International Value strategies; Portfolio Manager with Great Lakes Advisors, LLC since 2019

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The corresponding information in the table entitled “Transamerica Series Trust Underlying Portfolios:” in the “List and Description of Underlying Portfolios” section of the prospectus will be supplemented and superseded with the following:

	Transamerica 60/40 Allocation VP	Transamerica Goldman Sachs 70/30 Allocation VP	Transamerica BlackRock Tactical Allocation VP	Transamerica JPMorgan Asset Allocation – Conservative VP	Transamerica JPMorgan Asset Allocation – Moderate Growth VP	Transamerica JPMorgan Asset Allocation – Moderate VP	Transamerica JPMorgan Diversified Equity Allocation VP	Transamerica JPMorgan International Moderate Growth VP	Transamerica JPMorgan Tactical Allocation VP
Transamerica Great Lakes Advisors International Equity VP (formerly, Transamerica TSW International Equity VP)		X	X	X	X	X	X	X	X

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The corresponding information following the table entitled “Transamerica Funds Underlying Funds:” in the “List and Description of Underlying Portfolios” section of the prospectus will be deleted in its entirety and replaced with the following:

Transamerica International Equity

Principal Investment Strategies: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities, including depositary receipts.

The fund primarily invests in non-U.S. companies representing at least three countries that are developed markets, with a market capitalization of at least $1 billion at the time of purchase. The fund considers developed markets to be countries represented in the MSCI Europe, Australasia and Far East (“EAFE”) Index. The fund may invest up to 25% of its assets in securities in countries outside of the MSCI EAFE Index. The fund may invest up to 20% of its assets in emerging market companies. The fund considers emerging markets to be countries included within the MSCI Emerging Markets Index. The fund may invest in overseas companies with U.S. listings, as well as depositary receipts, such as American Depositary Receipts (“ADRs”), where the depositary receipt is held for regulatory reasons, such as foreign ownership restrictions, or for other reasons such as liquidity or the level of information available about the security or depositary receipt.

At times, the fund may invest a significant portion of its assets in a limited number of issuers, sectors or industries when investment opportunities are concentrated among those issuers, sectors or industries.

Although the fund generally seeks to maintain broad international exposure, market conditions, index composition, or the investment process may result in the fund investing a significant portion of its assets in issuers located in a limited number of countries or geographic regions.

The fund’s sub-adviser, Great Lakes Advisors, LLC (the “sub-adviser”), applies a bottom-up, fundamental research process that focuses on four criteria:

• Attractive valuation and return potential on an absolute and relative basis;

• Durable business models and franchises with earnings resiliency;

• Value creating management teams with positive incentives and appropriate governance; and

• Excellent and/or misunderstood balance sheets.

The portfolio construction process seeks to diversify risk exposures and mitigate downside risk, prioritizing stock selection as the primary driver of performance.

The sub-adviser utilizes this fundamental research process alongside a proprietary quantitative framework for idea generation and portfolio construction. Every company in the universe is evaluated in a multi-factor, sector-neutral model that is designed to be the analytical representation of our fundamental investment process. An independent quality score is assigned to each name to ensure a robust, heuristically unbiased, independent “check-and-challenge” to the fundamental process.

As part of the evaluation of a company, the sub-adviser may consider environmental, social, and corporate governance (“ESG”) factors in the investment process. The sub-adviser’s investment team seeks to identify material ESG factors that have the potential to impact a company’s financial performance, valuation, and risk/return. Governance is an explicit consideration in the sub-adviser’s investment process with an emphasis on incentives, alignment, and track record of shareholder-friendly capital allocation and value creation. Environmental and Social considerations are evaluated more implicitly; return on invested capital is the lynchpin of the sub-adviser’s valuation work, and the sub-adviser seeks to identify businesses with what they believe are attractive and sustainable returns on capital. A variety of ESG factors contribute to the sub-adviser’s analysis, both in terms of valuation upside and downside protection in risk management. What the sub-adviser deems to be material ESG matters are included in the team’s standard due diligence template for every potential investment. The sub-adviser’s ESG analysis is subjective and ESG factors are not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of a company outweigh ESG factors when making investment decisions.

The fund may utilize ETFs to efficiently manage large cash flows to maintain market exposure and for tax optimization. The fund may also utilize futures contracts to efficiently manage large cash flows to maintain market exposure.

The following information supplements and supersedes the information for Transamerica International Equity in the table entitled “Transamerica Funds Underlying Funds’ Summary of Principal Risks” in the “List and Description of Underlying Portfolios” section of the Prospectus:

“Growth Stocks” risk is deselected as a risk of Transamerica International Equity. “Counterparty”, “Credit”, “Derivatives”, “Leveraging”, “Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations” and “Underlying Exchange-Traded Funds” risks are selected as additional risks of Transamerica International Equity.

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Investors Should Retain this Supplement for Future Reference

August 13, 2026